UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

WK Kellogg Co

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

This Schedule 14A relates solely to preliminary communications made prior to furnishing shareowners of WK Kellogg Co, a Delaware corporation (the “Company”), with a definitive proxy statement related to the proposed transaction with Ferrero International S.A., a Luxembourg public limited company (“Parent”), in which Frosty Merger Sub, Inc., a Delaware corporation and a wholly owned indirect subsidiary of Parent (“Merger Sub”), will be merged with and into the Company, with the Company surviving as a wholly owned indirect subsidiary of Parent, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of July 10, 2025 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub.

This Schedule 14A filing consists of Connection Session powerpoint slides from a presentation provided to employees of the Company on July 17, 2025.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This communication contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition of WK Kellogg Co (the “Company”) by Ferrero International S.A. (“Ferrero”) (the “Merger”), shareowner approvals, the expected timetable for completing the Merger, the expected benefits of the Merger, and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: failure to obtain the required vote of the Company’s shareowners in connection with the Merger; the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement governing the proposed transaction (the “Merger Agreement”), including circumstances requiring a party to pay the other party a termination fee pursuant to the Merger Agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; the risk that a governmental or regulatory approval that may be required for the Merger is not obtained or is obtained subject to conditions that are not anticipated; potential litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; and the risk that the Merger and its announcement could have an adverse effect on the ability of the Company to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period. All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the headings “Item 1A. Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the Securities and Exchange Commission (the “SEC”) and in the Company’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication, and, except as required by applicable law, the Company does not undertake any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. 2

ADDITIONAL INFORMATION AND WHERE TO FIND IT This communication is being made in respect to the proposed transaction involving the Company and Ferrero. A meeting of the shareowners of the Company will be announced as promptly as practicable to seek Company shareowner approval in connection with the Merger. The Company intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement and a proxy card or voting instruction form will be mailed to the Company’s shareowners. This communication is not a substitute for the proxy statement or any other document that may be filed by the Company or Ferrero with the SEC. BEFORE MAKING ANY DECISION, COMPANY SHAREOWNERS ARE URGED TO CAREFULLY READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Any vote in respect of resolutions to be proposed at the Company’s shareowner meeting to approve the proposed transaction or other responses in relation to the proposed transaction should be made only on the basis of the information contained in the Company’s proxy statement. You will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. NO OFFER OR SOLICITATION This communication is for informational purposes only and is not intended to, and does not constitute or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. PARTICIPANTS IN THE SOLICITATION The Company, Ferrero, and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s shareowners in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is set forth under the captions “Proposal 1—Election of Directors,” “Corporate Governance,” “Board and Committee Membership,” “2024 Director Compensation and Benefits,” “Directors’ Compensation Table,” “Compensation Committee Report,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Retirement and Non- Qualified Defined Contribution and Deferred Compensation Plans,” “Potential Post-Employment Payments,” “Chief Executive Officer Pay Ratio,” “Pay vs. Performance” and “Security Ownership—Officer and Director Stock Ownership” sections of the definitive proxy statement for the Company’s 2025 Annual Meeting of Shareowners, filed with the SEC on March 12, 2025; under the caption “Information About Our Executive Officers” of Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024, filed with the SEC on February 25, 2025; and in the Company’s Current Report on Form 8-K filed with the SEC on May 6, 2025. Additional information regarding ownership of the Company’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 and 4. These documents may be obtained free of charge from the SEC’s website at www.sec.gov or by accessing the Investors section of the Company’s website at https://www.investor.wkkellogg.com. Additional information regarding the interests of Ferrero’s directors and executive officers and other persons who may be deemed participants in the solicitation of proxies in connection with the Merger will be included in the proxy statement that the Company 3 expects to file in connection with the Merger and other relevant materials the Company or Ferrero may file with the SEC

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Leaders! Daniel Martinez Philip Myers Federico Tecilla Group Chief Financial Chief Institutional Head of Mergers Officer; Chief Strategic Affairs & Corporate & Acquisitions Financial Planning and Communications Officer Control and M&A Officer 5

A Brief Overview of the Company July 17, 2025 6 This document must be disclosed only to authorized individuals. Any reproduction and/or disclosure must be subject to Information Owner prior consent.

7 Ferrero at a Glance Family-Owned & Highly Reputable Today, Ferrero continues to be fully owned Successful Brands History by the Ferrero family and is steadily ranked The history of the Ferrero Group dates and Products among the first companies in the world for back to 1946, when Pietro Ferrero its reputation 60+ brands, present and sold in over transformed a pastry shop in Alba, Italy, 170 countries worldwide into a factory 100% Family-owned 1946 60+ Global Presence Ferrero, We Care • Headquartered in Luxemburg for the Better • Present in 50+ countries • Commitment to sustainable sourcing and • ~47,000 employees traceability of raw materials • Packaging and climate goals set for 2025/2030 50+ 7 Source: Euromonitor

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12 Strategic Direction New SPF Categories Geographic Expansion Organic and Inorganic growth 12 This document must be disclosed only to authorized individuals. Any reproduction and/or disclosure must be subject to Information Owner prior consent.

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Overview of Ferrero Brands Latin North America Europe Global America Chocolate Sugar Biscuits / cookies / bakery Ice Cream Better for You Multicategory / others CONFIDENTIAL This document must be disclosed only to authorized individuals. Any reproduction and/or disclosure must be subject to information Owner prior consent.

Ferrero Group Plants ARLON Belgium,1989 CHICAGO BRANTFORD STADTALLENDORF Canada, 2006 USA, 2019 Germany, 1956 ALFRETON HALSTEAD FAULBACH UK, 2015 HENDERSON UK,2020 Germany, 2023 CANTON BELSK USA, 2022 BLOOMINGTON USA, 2017 Poland,1992 USA, 2018 LEMARS x2 FLORENCE USA, 2022 USA, 2019 VLADIMIR LOUISVILLE FRANKLIN PARK Russia, 2009 USA, 2019 USA, 2018 CORK DUNKIRK Ireland, USA, 2022 1975 VILLERS ECALLES CASTEL D’ARIO France,1960 Italy, 2005 MANISA Turkey, 2013 AUGUSTA HANGZHOU ALZIRA USA, 2019 S.JOSÉ ITURBIDE China, 2015 Spain, 1964 Mexico, 2013 POZZUOLO ALBA S. ANGELO BALVANO QUITO MARTESANA Italy,1946 Italy, 1985 Italy, 1985 Italy,1965 Ecuador, 1975 BARAMATI India, 2007 POÇOS DE CALDAS Brazil, 1997 LITHGOW Australia, 1974 CAIVANO WALKERVILLE LA PASTORA Italy, 2023 16 South Africa, 2007 Argentina,1996

Related Companies’ Plants KIRKHAM & BATLEY LAMBERMONT UK,2020 Belgium, 2016 NØRRE SNEDE & RIBE BELLWOOD Denmark,2019 USA, 2017 ITASCA CHICAGO USA, 2018 USA, 2019 FAIRFIELD USA, 2023 CHICAGO USA, 2023 FOREST PARK USA, 2017 VERNELL RAYONG Mexico,2017 Thailand,2023 NIEPPE France,2016 REYNOSA Mexico,2017 MARILIA ROLANDIA BLACKPOOL, DORSET, EDINBURGH, LIVINGSTON, LLANTARNAM, ISLE OF ARRAN ,2023 Brazil,2023 UK 2021 Brazil 17

Ferrero Technical Center in Alba, Italy 18

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Q&A 21

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For More Information Check out on Submit questions via email to wkemployeequestions@wkkellogg.com 23